                                                                   EXHIBIT 10.6


                               FIRST AMENDMENT TO
                         CREDIT AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 8th day of August, 1996 by and between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation
("Washington") and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon", Washington and Huntoon are hereinafter collectively referred to as the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Borrowers and the Lender have entered into a revolving warehouse, term loan and servicing facility with a present Commitment Amount of One Hundred Seventy Million ($170,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of One Hundred Fifty Million Dollars ($150,000,000), a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000) and a Servicing Facility Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), each dated as of June 14, 1996 and by a Credit and Security Agreement dated as of June 14, 1996, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Borrowers have requested the Lender to amend certain terms of the Agreement and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment shall be August 8th, 1996, the date on which the Borrowers have complied with all the terms and conditions of this Amendment.

         3. Section 1.1 of the Agreement shall be amended to delete the definition of "Adjusted Tangible Net Worth" in its entirety, replacing it with the following definition:





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

                 "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the Adjusted Servicing Portfolio, and plus deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

         4. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new Exhibit I-SF.

         5. The Borrowrs shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; and (c) a Two Hundred Fifty Dollar ($250) document production fee.

         6. The Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Borrowers have no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of Washington on the date of the Agreement to the date of this Amendment.

         7. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of their obligations thereunder.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.





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         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this
Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                        WASHINGTON MORTGAGE FINANCIAL GROUP,
                                        LTD., a Delaware corporation


                                        By:      /s/ SHEKAR NARASIMHAN
                                           ---------------------------------
                                        Its:     President & CEO
                                            --------------------------------

                                        WMF/HUNTOON, PAIGE ASSOCIATES
                                        LIMITED, a Delaware corporation


                                        By:      /s/ SHEKAR NARASIMHAN
                                            --------------------------------

                                        Its:  Chairman
                                            --------------------------------

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:      /s/ F.J. RICE, III
                                            --------------------------------
                                        Its:   Managing Director
                                            --------------------------------


STATE OF VIRGINIA )
                  ) ss
COUNTY OF FAIRFAX )

         On August 9, 1996, before me, a Notary Public, personally appeared SHEKAR NARASIMHAN,the President/CEO of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                             /s/ JOANNE G. FRYE
                                             --------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires: 2/28/99
                                                                    ---------




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

STATE OF VIRGINIA         )
                          ) ss
COUNTY OF FAIRFAX         )

         On August 9, 1996, before me, a Notary Public, personally appeared [NAME], the Chairman of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                            /s/ JOANNE G. FRYE
                                            --------------------------------
                                            Notary Public
(SEAL)                                      My Commission Expires: 2/28/99
                                                                   ---------


STATE OF MARYLAND         )
                          ) ss
COUNTY OF MONTGOMERY      )

         On August 16th, 1996, before me, a Notary Public, personally appeared Fred J. Rice, III, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                            /s/ ALAETA S. MYERS
                                            --------------------------------
                                            Notary Public
(SEAL)                                      My Commission Expires: 11/23/96
                                                                   ---------

                                                  ALAETA S. MYERS
                                           NOTARY PUBLIC STATE OF MARYLAND
                                       My Commission Expires November 23,1996


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                                                                    EXHIBIT I-MF

                             OFFICER'S CERTIFICATE


         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on ______________________, 19_____ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12 and 7.13, or if the Borrowers did
         not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Borrowers have taken, are taking, and propose to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

4. The Borrowers were in compliance with the applicable HUD, GNMA, and Investor net worth requirements, and in good standing with VA, HUD, GNMA, and each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, their Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any





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
         Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, are taking and propose to take with respect thereto.

6. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated:
      ------------------------------

                                        WASHINGTON MORTGAGE FINANCIAL GROUP,
                                        LTD., a Delaware corporation


                                        By:
                                           ---------------------------------

                                        Its:
                                            --------------------------------


                                        WMF/HUNTOON, PAIGE ASSOCIATES
                                        LIMITED, a Delaware corporation


                                        By:
                                           ---------------------------------

                                        Its:
                                            --------------------------------





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

                 CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrowers Names:          WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and
                          WMF/HUNTOON, PAIGE ASSOCIATES LIMITED and its
                          Subsidiaries

Statement Date:
               -----------------------------------
All financial calculations set forth herein are as of the Statement Date.


I.  TANGIBLE NET WORTH

         Tangible Net Worth of Washington is:
         Excess of total assets over total liabilities:         $
                                                                 --------
         Plus:   Loan loss reserves:                            $
                                                                 --------
         Plus:   Subordinated Debt not due within one year
                 of the Statement Date (or any portion
                 thereof):                                      $
                                                                 --------
         Minus:  Advances to owners, officers or
                 Affiliates:                                    $
                                                                 --------
         Minus:  Investments in Affiliates:                     $
                                                                 --------
         Minus:  Assets pledged to secure liabilities
                 not included in Debt:                          $
                                                                 --------
         Minus:  Intangible assets:                             $
                                                                 --------
         Minus:  Any other HUD nonacceptable assets:            $
                                                                 --------
         Minus:  Other assets unacceptable to the
                 Lender:                                        $
                                                                 --------

         TANGIBLE NET WORTH                                  $
                                                              ------------


II. ADJUSTED TANGIBLE NET WORTH

    A.   Adjusted Tangible Net Worth of Washington is:
         Tangible Net Worth (from IA above)                     $
                                                                 --------
         Minus: Capitalized excess servicing fees:              $
                                                                 --------
         Minus: Capitalized servicing rights:                   $
                                                                 --------
         Plus:  Deferred taxes arising from capitalized
                excess servicing fees and capitalized
                     servicing rights:                          $
                                                                 --------
         Plus:  1% times Adjusted Servicing Portfolio
                (from IIIA below):                              $
                                                                 --------

         ADJUSTED TANGIBLE NET WORTH                         $
                                                             ------------

    B.   Requirements of Section 7.7 of the Agreement:

         MINIMUM ADJUSTED TANGIBLE NET WORTH OF $15,000,000.

    C.   COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____







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

III. ADJUSTED SERVICING PORTFOLIO

     A.   Adjusted Servicing Portfolio of the Borrowers is:
          Servicing Portfolio owned by the Borrowers is:             $
                                                                      --------
          Minus: The unpaid principal balance of Mortgage Loans:
                 Past due 60 days or more:                           $
                                                                      --------
                 That are Commercial, FNMA DUS,
                       or FHA co-insured:                            $
                                                                      --------
                 Sold with recourse:                                 $
                                                                      --------
                 For which the Servicing Contracts
                 are pledged:                                        $
                                                                      --------
                 Serviced by Borrowers for others under
                    subservicing arrangements:                       $
                                                                      --------

              ADJUSTED SERVICING PORTFOLIO
                                                                $
                                                                 --------------

     B.      Requirements of Section 7.10 of the Agreement:

             ADJUSTED SERVICING PORTFOLIO OF $3,000,000,000.

     C.      COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____


IV.  DEBT OF THE BORROWERS

     Total liabilities                                                $
                                                                       --------
             Minus:   Loan loss reserves:                             $
                                                                       --------
             Minus:   Subordinated Debt not due within one year
                      of the Statement Date (or any portion
                      thereof):                                       $
                                                                       --------
             Minus:   Deferred taxes arising from capitalized
                      excess servicing fees and capitalized
                      servicing rights:                               $
                                                                       --------

             DEBT                                                $
                                                                  -------------

V.  RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

    A.   The ratio of Debt to Adjusted Tangible Net Worth
         (IV to II.A) is:                                   ______ to 1

    B.   Requirements of Section 7.6 of the Agreement:

         The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

    C.   COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____





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

VI. LIQUID ASSETS OF THE BORROWERS
    Unrestricted and Unencumbered Cash                               $
                                                                      -------
    Plus:  Funds on deposit in any United States bank                $
                                                                      -------
    Plus:  Investment grade commercial paper                         $
                                                                      -------
    Plus:  Money market funds                                        $
                                                                      -------
    Plus:  Marketable securities                                     $
                                                                      -------

    Plus:  Mortgage Loans and Mortgage-backed Securities
           held for sale                                             $
                                                                      -------
    Minus: Outstanding liabilities secured by Mortgage Loans
           and Mortgage-backed Securities held for sale              $
                                                                      -------

    LIQUID ASSETS                                               $
                                                                 ------------

VII. LIQUIDITY

     A.   The ratio of Liquid Assets to Adjusted Tangible Net Worth
          (V to II) is:                                        ______ to 1

     B.   Requirements of Section 7.8 of the Agreement:

          The ratio of Liquid Assets to Adjusted Tangible Net Worth shall not be less than twenty-five percent (25%).

     C.   COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

VIII. MAXIMUM PASS-THROUGHS

      A.     The aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers on Mortgage Loans and
             Mortgage-backed Securities ("Pass-throughs") is:
                                                                     $
                                                                      -------

      B.     The ratio of Pass-throughs to Adjusted Tangible Net Worth
             (VII.A to II.A) is:                                  ______ to 1

      C.     Requirements of Section 7.9 of the Agreement:

             The ratio of Pass-throughs to Adjusted Tangible Net Worth shall not exceed thirty-five percent (35%).

      D.     COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____





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

IX. DEBT SERVICE COVERAGE RATIO

    A.   Net income for the previous four quarters:                   $
                                                                       --------
         Plus:    Income tax expenses:                                $
                                                                       --------
         Minus:   Income taxes paid:                                  $
                                                                       --------
         Plus:    Depreciation, amortization and other non-cash
                  deductions:                                         $
                                                                       --------
         Minus:   Non-cash revenue:                                   $
                                                                       --------
         Minus:   Dividends and distributions:                        $
                                                                       --------
         Plus:    Term Loan/Servicing Facility interest expenses:     $
                                                                       --------

         FUNDS FROM OPERATIONS                                        $
                                                                       --------

    B.   Scheduled Term Loan/Servicing Facility principal payment
         (following four quarters):                                   $
                                                                       --------
         Plus:  Term Loan/Servicing Facility interest expenses
         (previous four quarters):                                    $
                                                                       --------

         Annual debt payments                                     $
                                                                   ------------

    C.   The ratio of XA to XB is:                        _______ to 1.00

    D.   Requirements of Section 7.11 of the Agreement:

         Permit the Debt Service Coverage Ratio, measured as of the first day of any fiscal quarter, to be less than 1.50 to 1.00.

    E.   COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______

X.  DELINQUENCY RATIO


    A.   Unpaid Principal Balance of Mortgage Loans Serviced that
         are:
         30 or more days past due:                                    $
                                                                       --------
         Foreclosure:                                                 $
                                                                       --------
         In Bankruptcy:                                               $
                                                                       --------
         TOTAL                                                        $
                                                                       --------

         B.  Unpaid Principal Balance of all Mortgage Loans
             Serviced by Borrowers:                             $
                                                                 --------------

         C.  The ratio of XIA to XIB (expressed as a percentage):
                                                                  _________%

         D.  Requirements of Section 7.12 of the Agreement:

             The Delinquency Ratio shall not exceed 10%.

         E.  COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______





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

XI. TRANSACTIONS WITH AFFILIATES
    A.  Loans, advances, and extensions of credit made
        by the Borrowers to  their Affiliates total:            $
                                                                 --------

    B.  Capital contributions made by the Borrowers to
        their Affiliates  total:                                $
                                                                 --------

    C.  Management fees paid to Affiliates during the
        current fiscal year  total:                             $
                                                                 --------

    D.  Transfers, sales, pledges, assignments or other
        dispositions of assets made by the Borrowers to
        their Affiliates total:                                 $
                                                                 --------

    E.  Requirements of Section 7.13 of the Agreement:

        1. No loans, advances or extensions of credit shall be made by the Borrowers to Affiliates.

        COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

        2. No capital contributions shall be made by the Borrowers to any Affiliate.

        COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

        3. No transfers, sales, pledges assignments or other dispositions of assets by the Borrowers to Affiliates.

        COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

        4.   No Management fees shall be paid by the Borrowers to Affiliates.

        COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____





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